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[LOGO]




                    SWITCHLESS WHOLESALE SERVICE AGREEMENT

                                    BETWEEN

                   FRONTIER COMMUNICATIONS OF THE WEST, INC.

                                      AND

                              ARC NETWORKS, INC.

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                               TABLE OF CONTENTS


SECTION
-------

1.      Services; Purchaser Representations
2.      Term Of The Agreement
3.      Billing And Payment
4.      Billing Disputes
5.      Termination Rights
6.      Limitation Of Action
7.      Taxes And Assessments
8.      Amendment
9.      Warranties And Limitation Of Liability
10.     Indemnification
11.     Representation
12.     Force Majeure
13.     Waivers
14.     Assignment
15.     Confidentiality
16.     Integration
17.     Construction
18.     Governing Law
19.     Notices
20.     Counterparts
21.     Compliance With Laws
22.     Third Parties
23.     Survival Of Provisions
24.     Unenforceable Provisions



EXHIBITS
--------
Exhibit A         General And Service Definitions
Exhibit B         Ancillary Fee Schedule
Exhibit C         Call Detail Records; Order Processing Procedures; Letter Of Agency
                  Requirements
Exhibit D         National Origination Service (1+)
Exhibit E         National Origination Service (800 Switched & Dedicated)
Exhibit F         National Origination Service (Dedicated)
Exhibit G         National Origination Service - (Switched International)
Exhibit G(a)      National Origination Service - (Dedicated International)
Exhibit H         800 PIN
Exhibit I (a-d)   Carrier Termination Service


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                          WHOLESALE SERVICE AGREEMENT
                                 (Switchless)
 This Wholesale Service Agreement ("AGREEMENT") is entered into between the provider of service, Frontier Communications of the West, Inc. f/k/a West Coast Telecommunications, Inc. on behalf of itself and its affiliates ("FRONTIER"), a California corporation located at 135 East Ortega Street, Santa Barbara, CA 93101 and ARC Networks, Inc. ("Purchaser"), a New York corporation with its principal place of business located at 1300 Veterans Memorial Highway Hauppauge, New York 11788-3025 (hereinafter, Frontier and Purchaser may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".)

                                    PURPOSE

The Parties are telecommunications carriers subject to the Communications Act of 1934, as amended. Purchaser desires to purchase network transport and other telecommunication services from Frontier for Purchaser's resale to business and residential customers on a common carrier basis. The Parties agree as follows:

1.     SERVICES; PURCHASER REPRESENTATIONS:

       (a) Frontier shall, in accordance with the rates, terms and conditions set forth herein, provide services to Purchaser, as those services are defined herein or identified on exhibits, schedules or other attachments appended hereto and made a part of this Agreement from time-to-time in accordance with the terms hereof (collectively, "SERVICES"). The initial Services to be provided have been selected by Purchaser on the attached SCHEDULE OF INITIAL SERVICES SELECTED BY PURCHASER which is made a part hereof.

       (b) Purchaser agrees to provide Frontier with at least 30 days prior written notice of Service requirements that may exceed anticipated or normal course of Service requirements utilized by Purchaser. Provision of Services is contingent on availability of facilities and resources of Frontier.

       (c) Purchaser shall provide Frontier with a forecast covering a good faith estimate based on historical information (if available) of the monthly traffic volume and geographic distribution for the ordered Services. The estimate will be for the 3 calendar month period following the desired activation date. The forecast is to be in the format supplied or approved by Frontier. Frontier reserves the right to request updated forecasts. Forecasts do not constitute a binding commitment on the part of Purchaser.

       (d) Orders for Services will be transmitted and processed in accordance with the procedures set out in Exhibit C attached hereto and made a part hereof as the same may be modified from time to time by Frontier.

       (e) Any Carrier Identification Code ("CIC") arrangement between the Parties will be set out in writing as an attachment to this Agreement. Purchaser is responsible for obtaining its own CIC.

       (f) Purchaser is solely responsible for all billing, collection and customer service activities for End-Users, except as may otherwise be provided herein. Purchaser acknowledges and affirms that Purchaser's financial obligations to Frontier regarding Services provided must be satisfied in full, as hereinafter provided, whether or not Purchaser has billed or collected from End-Users.

       (g) Purchaser represents and warrants that prior to obtaining the Services in any jurisdiction it will be qualified to do business in such jurisdiction and will maintain good standing in such jurisdiction during the term of this Agreement. Purchaser further represents and warrants that prior to obtaining the Services in any jurisdiction it will be certified by the proper regulatory agencies to provide the Services purchased hereunder to End-Users in such jurisdiction.

2.     TERM OF THE AGREEMENT:

       (a) INITIAL TERM: This Agreement is effective and the Parties' obligations commence upon the date of execution by Frontier ("EFFECTIVE DATE") and continues in effect for a period of three (3) years ("INITIAL TERM") from either the day Service is first utilized by Purchaser (as determined by Frontier's records), or the 90th day after the Effective Date, whichever date occurs first.

       (b) AUTOMATIC RENEWAL: This Agreement renews automatically for a one (1) year period at the expiration of the Initial Term, unless canceled in accordance with the terms hereof ("SUBSEQUENT TERM"). Each Subsequent Term renews automatically for a one (1) year period upon its expiration, unless canceled in accordance with the terms hereof.

       (c) CANCELLATION: If either Party desires to terminate this Agreement upon expiration of any term, such Party shall give the other Party written notice of its intent to cancel at least ninety (90) days prior to expiration of the then current term.

3. BILLING AND PAYMENT: Purchaser shall pay Frontier for the Services at the rates and charges set out in the attached Services Schedules and such other exhibits, schedules or attachments as may be attached hereto and made a part hereof from time to time. If Purchaser is required to pay an initial cash deposit or provide other assurance of payment, then Frontier is not obligated to begin accepting orders or providing Service until the deposit or other assurance of payment is received.

       (a) The initial cash deposit shall be $ (n/a). With Frontier's prior consent, Purchaser may provide security in the form of (check one); (n/a) a lock box arrangement acceptable to Frontier, or _X_ a letter of credit in the amount of $50,000 from a financial institution and in a format acceptable to Frontier in lieu of an initial cash deposit. Purchaser's Letter of Credit must always be equal to or greater than the Minimum Charge Schedule as defined in Section 3 (h).

       (b) Frontier invoices Purchaser via facsimile on or about the fifth Business Day after the close of each Billing Cycle for the Services and for any other sums due Frontier ("INVOICE"). Each Invoice details: (i) the amount due Frontier, or the credit due Purchaser, after a reconciliation between the actual charges for the Services for the prior Billing Cycle and any required pre-payment for the prior Billing Cycle, and
               (ii) any other sums due Frontier. Except if Frontier has agreed to a lock-box arrangement, in addition to the amounts under (i) and (ii) above, the Invoice will provide for a pre-payment equal to 0% of the actual charges for the Services for the prior Billing Cycle (exclusive of any non-recurring charges). If Purchaser has submitted a letter of credit that has an expiration date greater than 45 days after the Invoice date, or a cash deposit, the pre-payment for a given month will be reduced by the amount of such security (but to not less than zero).

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       (c)     Each Invoice shall be paid by Purchaser via wire transfer of immediately available U.S. funds to an account designated by Frontier so that the payment is received by Frontier no later than 30 calendar days from the date of the Invoice (the "DUE DATE"). Frontier agrees that (i) the Invoice date will be the same day the Invoice is faxed to Purchaser, and (ii) the Invoice will be faxed on a Business Day. Any Invoice not paid by the Due Date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

       (d) The Purchaser facsimile number and contact for purposes of this Section 3. is 516-951-2536, Attention: Eugene Conlon. Purchaser may change the facsimile number and contact upon written notice to Frontier.

       (e) If Purchaser is delinquent in payment of an Invoice or Frontier does not have security from Purchaser equal to Purchaser's prior month usage charges, Frontier may, in addition to its other remedies herein, demand and receive additional security of its choice from Purchaser.

       (f) FRAUDULENT USAGE: Frontier is not responsible for, and Purchaser shall defend and indemnify Frontier against, any fraudulent use of Service. Any claims of fraud shall not constitute valid justification for dispute of an Invoice. Subject to the fraudulent usage provisions of the Frontier Interlink Calling Card Schedule, if applicable, Purchaser is solely responsible for all Services usage, allegedly fraudulent or otherwise, and for all additional charges as may be associated with such usage. Frontier will monitor End-User call activity for fraudulent use using the same procedures Frontier uses for its own customers, except Frontier will contact Purchaser, but will not directly contact an End-User, with respect to suspected fraudulent use.

       (g) Purchasers agrees to pay to Frontier any and all local exchange carrier-assessed and governmental imposed charges levied upon Frontier as a result of Services provided to Purchaser, including but not limited to:

               (i) primary Interexchange carrier ("PIC") change charges. Because of the cost to Frontier associated with administering PIC retractions, Frontier may at any time assess the administrative fee(s) set out in Exhibit B for PIC change reversals;

               (ii) assessments by the National Exchange Carrier's Association, Inc. (NECA) including but not limited to, the Universal Service Fund/Lifeline Assistance (USF/LA), the Telecommunications Relay Service (TRS) Fund, and other assessments as may be assessed by NECA in the future relative to the Services;

               (iii) assessments by regulatory agencies, including but not limited to, the Federal Communications Commission
                       (FCC) and state Public Utility/Service Commissions;

               (iv) National Administrative Services Center assessments (including any monthly recurring charges) for "800"/"888" service installation;

               (v) applicable charges set out in the Schedule of Ancillary Fees attached hereto as Exhibit B and made a part hereof.

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       (h)     In addition to any monthly minimum charges for a particular
               Service required under this Agreement, commencing with Purchaser's Invoice following its third full Billing Cycle, Purchaser is liable for an overall monthly minimum usage charge for the Services in accordance with the schedule listed below (the "MINIMUM CHARGE").


                   Billing Cycle     Minimum Charge Schedule
                   -------------     -----------------------
                   Month 1-3                   $0
                   Month 4                     $10K
                   Month 5                     $16K
                   Month 6                     $25K
                   Month 7                     $40K
                   Month 8                     $65K
                   Month 9                     $104K
                   Month 10                    $167K
                   Month 11                    $268K
                   Month 12                    $429K
                   Month 13                    $500K for duration of Agreement


               If Purchaser's net charges (after any discounts or credits) for the Services are less than the Minimum Charge in any month, Purchaser shall pay the shortfall (the "MONTHLY SURCHARGE"). If this Agreement is terminated prior to the time the Minimum Charge becomes effective (other than termination by Purchaser for an uncured breach by Frontier), Purchaser shall pay an amount equal to the difference between:
               (i) the actual charges to Purchaser for usage of the Services for the period up to the date of termination, and (ii) the amount of charges for such usage calculated at the applicable Frontier rates in effect at the time the Services were provided (the "DISCOUNT MAKE-UP CHARGE").

       (i) Frontier may revise the rates and monthly recurring and other charges in this Agreement (and any exhibit, attachment or schedule) at any time with 90 days written notice to Purchaser. If the effective rates for the Services are increased pursuant to this paragraph, then Purchaser may upon 90 days written notice cancel the Service subject to the rate increase (Purchaser understands that it may not be able to separately cancel domestic and international Service if only one is subject to a rate increase). In order to be effective, Purchaser's notice of cancellation must be received by Frontier within 30 days after Purchaser's receipt of Frontier's notice of the rate increase. Cancellation of a Service under this paragraph includes cancellation of any monthly minimum usage charge associated with the canceled Service that accrues after the date of cancellation as well as a pro-rata reduction in the Minimum Charge to adjust for the Service being canceled. If the cancellation notice is not received by Frontier within the 30 day period, Purchaser will have irrevocably waived its right to cancel the affected Service for that particular rate increase. If Purchaser does not timely provide notice of cancellation, or if any Purchaser traffic for a canceled Service remains on Frontier's network after the effective date of cancellation, Purchaser shall pay the increased rates for the affected Service and such traffic.

       (j) Purchaser agrees that any make up to minimum charges, shortfall charges and surcharges for which it is liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Frontier's part, and are not penalties or consequential or other damages under Section 9.(d). Frontier may charge Purchaser, and Purchaser agrees to pay, reasonable attorneys' fees and all costs incurred by Frontier in the collection of any unpaid amounts due from Purchaser, whether or not suit is instituted.

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4.     BILLING DISPUTES:  The Parties agree that time is of essence for payment of all Invoices. Purchaser has the affirmative obligation of providing written notice and supporting documentation for any good-faith dispute with an Invoice ("DISPUTE") within 60 Business Days after Purchaser's receipt. If Purchaser does not report a Dispute within the 60 Business Day period, Purchaser shall have irrevocably waived its dispute rights for that Invoice. Purchaser shall pay disputed amounts, subject to resolution of the Dispute. Frontier will use reasonable efforts to resolve timely Disputes within 30
       Business Days after its receipt of the Dispute notice. If a Dispute is not resolved within the 30 Business Day period or if Frontier's resolution is not acceptable to Purchaser, then at Purchaser's request the Dispute will be referred to an executive officer of Frontier. If the Dispute is not resolved within 15 Business Days after the referral, then either Party may commence an action in accordance with Section 18, provided that the prevailing Party in such action shall be entitled to payment of its reasonable attorney fees and costs by the other Party. The Parties agree to exercise all reasonable efforts to resolve Disputes within the time frames established herein.

5.     TERMINATION RIGHTS:

       (a) REGULATORY CHANGES: If the FCC, a state PUC or a court of competent jurisdiction issues a rule, regulation, law or order which has the effect of canceling, changing, or superseding any material term or provision of this Agreement (collectively, "REGULATORY REQUIREMENT"), then this Agreement shall be deemed modified in such a way as the Parties mutually agree is consistent with the form, intent and purpose of this Agreement and is necessary to comply with such Regulatory Requirement. Should the Parties not be able to agree on modifications necessary to comply with a Regulatory Requirement that materially affects the rights of either Party within 30 days after the Regulatory Requirement is effective, then upon written notice either Party may, to the extend practicable, terminate that portion of this Agreement impacted by the Regulatory Requirement.

       (b) Without affecting any amounts due Frontier, either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations. Without affecting any amounts due it, Frontier may terminate this Agreement for Purchaser's failure to pay any delinquent Invoice, or to maintain any other assurance of payment that may be required hereunder, within 2 Business Days following Purchaser's receipt of written notice from Frontier.

       (c) In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay which is covered under (b) above), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this section signed by the Parties.

       (d) Upon any breach by Purchaser not cured after expiration of all applicable notice, grace and cure periods, Frontier may at its sole option do any or all of the following:

               (i) cease accepting or processing orders for Service and suspend Service;

               (ii) cease all electronically and manually generated information and reports (including any CDR not paid for by Purchaser);

               (iii) draw on any letter of credit, security deposit or other assurance of payment provided by Purchaser;

               (iv) enforce any security interest granted by Purchaser to Frontier hereunder;

               (v) terminate this Agreement and Service without liability to Frontier;

               (vi) contact the End-Users directly to inform them that their telecommunications service will no longer be provided through the Purchaser, but may be continued through Frontier directly;

               (vii) bill and collect from the End-Users directly (or through its billing agents) for services;

               (viii) treat the End-Users as Frontier customers for all purposes;

               (ix) collect from Purchaser for future Services that would have been provided, but for Purchaser's breach, including but not limited to monthly minimums; and

               (x) pursue such other legal or equitable remedy or relief as may be appropriate.

       (e)     Exercise by Frontier of its remedies under items (v) through
               (viii) above is referred to as the "END-USER PURCHASE" and is limited to Presubscribed End-Users. As consideration for the End-User Purchase, Frontier agrees to pay Purchaser the amount of the net charges (standard published charges, less governmental assessments and discounts) billed by Frontier directly to acquired End-Users for actual usage of Frontier services in the first full billing cycle in which Frontier invoices such End-Users (the "TRANSFER PRICE").

       (f) The Transfer Price may be setoff by Frontier against any outstanding amounts due Frontier from Purchaser. Frontier shall pay any balance of the Transfer Price remaining after setoff to Purchaser within 30 days after the close of the aforesaid Frontier billing cycle. If the total of outstanding amounts due Frontier exceeds the Transfer Price, Purchaser continues to be liable to Frontier for the excess.
               As a condition for Purchaser's receipt or credit of the Transfer Price, Purchaser agrees to fully cooperate with Frontier in implementation of the transfer of the End-Users to direct Frontier customers. Such cooperation includes without limitation:

               (i) joint correspondence to the End-Users explaining the mechanics and impact of the transfer;

               (ii) Purchaser promptly providing Frontier with all End-User information in its possession reasonably required by Frontier to administer End-User accounts; and

               (iii) Purchaser promptly providing Frontier with all LOAs for such End-Users and a written assignment of all Purchaser's rights to such LOA's.

       (g) Upon termination of this Agreement and in addition to its right to convert End-Users to Frontier customers, Frontier may continue providing services to Presubscribed End-Users in accordance with the rates and terms Frontier and an End-User may agree upon and to treat such continuing End-Users as Frontier customers for all purposes.

6.     LIMITATION OF ACTION:

               Purchaser shall not seek legal or equitable remedies, including without limitation, injunctive relief, that would require Frontier to continue providing Service to Purchaser or to End-Users through Purchaser while any delinquent amounts due Frontier remain unpaid, unless Frontier is in breach of the Agreement.

7.   TAXES AND ASSESSMENTS:

               Purchaser is responsible for the collection and remittance of all governmental assessments, surcharges and fees pertaining to its resale of the Services (other than taxes on Frontier's net income) (collectively, "TAXES"). Purchaser shall provide Frontier with valid and properly executed certificate(s) of exemption for the Taxes, as applicable.

8.     AMENDMENT:

               Except as may be otherwise provided herein, this Agreement may not be amended or modified, in whole or in part, except by the Parties in writing.

9.     WARRANTIES AND LIMITATION OF LIABILITY:

       (a) Service will be provided by Frontier in accordance with the applicable technical standards established for call transport by the telecommunications industry. Frontier shall provide Service in a quality and diligent manner consistent with service Frontier provides to its other customers via digital fiber optic network with SS7 signaling (where available). FRONTIER MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

       (b) It is the express intent of the Parties that Purchaser be solely responsible for all claims of End-Users relating to the Services, including without limitation, any credits or adjustments that may be issued or required to be issued to End-Users.

       (c) Purchaser's sole and exclusive remedy in the case of a breach of the Agreement by Frontier shall be a refund of the purchase price paid for those Services not provided in accordance with the terms of this Agreement.

       (d) In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

10.    INDEMNIFICATION:

       Each Party shall defend and indemnify the other Parry and its directors, officers, employees, representatives and agents from any and claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of it's business; and (ii) it's breach of this Agreement; provided, however, Frontier shall not be obligated to indemnify Purchaser, and Purchaser shall defend and indemnify Frontier hereunder, for any claims by Purchaser's customersd with respect to services provided by Purchaser which may incorporate Frontier's services.

11.    REPRESENTATION:

       The Parties acknowledge and agree that the relationship between them is solely that of independent contractors, and nothing in this Agreement is to be construed to constitute the Parties as employer/employee, partners, franchise/franchisee, or otherwise as participants in a joint or common undertaking. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

12.    FORCE MAJEURE:

       Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment or supplies, unavailability of transportation, acts of omissions of third parties, or any other cause beyond its reasonable control.

13.    WAIVERS:

       Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement, or waive compliance with any provisions of this Agreement in any instance, shall not be construed as a general waiver or relinquishment of any provision or right of this Agreement.

14.    ASSIGNMENT:

       (a) Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that Frontier may assign this Agreement to its parent, successor in interest, or an affiliate or subsidiary without Purchaser's consent. Any assignment or transfer without the required consent is void.

       (b) Purchaser may not assign, sell, convey or otherwise transfer all or a portion of its Presubscribed End-User base (collectively "TRANSFER") without the prior written consent of Frontier, which consent Frontier may not unreasonably withhold. Purchaser must provide Frontier with at least 60 days prior written notice of Purchaser's intent to initiate a Transfer. Within 30 days from the date of receipt of Frontier of Purchaser's notice of intent, Frontier will in writing inform Purchaser of the conditions required by Frontier for its consent to the Transfer, which conditions will at a minimum include compensation to Frontier to cover charges for future Services that would have been provided but for the Transfer, including but not limited to, any minimum charges herein. If Frontier fails to respond and provide the required conditions within the 30 day period, Frontier is deemed to have consented to the Transfer. Purchaser understands and agrees that:

               (i) its breach of this Section 14(b) is an incurable breach, unless Frontier elects in writing to allow Purchaser to cure; and

               (ii) upon the occurrence of such breach Frontier may immediately proceed with its remedies under Section 5.

15.    CONFIDENTIALITY:

       (a) Each Party agrees that all information furnished to and identified by the other Party as being confidential or proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION"), is and continuously remains, the sole and exclusive property of the Party furnishing the same (the Party furnishing the Proprietary Information hereinafter referred to as the "DISCLOSING PARTY" and the other Party hereinafter referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly disclose the same to any third party without the written consent of the Disclosing Party.

               (i) The Proprietary Information is to be used by the Receiving Party only for the purposes contemplated in this Agreement and the Receiving Party may not disclose the same to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section. The Proprietary Information may not be retained by the Receiving Party and all originals and any copies or summaries shall be returned to the Disclosing Party upon request.

       (b) The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which:

               (i) is or becomes public knowledge through no fault of the Receiving Party;

               (ii) is in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records);

               (iii) is disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or

               (iv) is disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving
                       Party agrees on behalf of itself and its representatives that it will provide the Disclosing Party with prompt written notice of such requests that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

       (c) Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary restraining orders or preliminary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

       (d) Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or withheld at the other Party's sole discretion.

       (e) The Parties acknowledge the existence of a highly competitive telecommunications marketplace and understand and agree that either Party may offer to provide services to customers of the other Party (including End-Users) in accordance with such rates and terms as a Party and a customer may agree upon, provided however, a Party may not use Proprietary Information of the other Party in soliciting customers for services. Provided further, neither Party may, in any marketing activities to existing customers of the other Party, use the fact that Frontier is the Purchaser's underlying carrier as an inducement for such customers to switch their services.

       (f) Notwithstanding the restrictions set forth in this Section, Frontier may use End-User Information in furtherance of its rights under Section 5.

16.    INTEGRATION:

       This Agreement and all Exhibits, Schedules and other attachments hereto, represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.

17.    CONSTRUCTION:

       The language used in this Agreement is deemed the language chosen by the Parties to express their mutual intent. No rule of strict construction shall be applied against either Party.

18.    GOVERNING LAW:

       This Agreement shall, in all respects, be governed by and enforced in accordance with the laws of the State of New York, excluding its choice of law provisions. For valuable consideration, both Parties acknowledge and agree that any action to enforce or interpret the terms of this Agreement shall be instituted and maintained only in the Federal Court for the Western District of New York, or if jurisdiction is not available in the Federal Court, then a state court located in Rochester, New York. Purchaser hereby consents to the jurisdiction and venue of such courts and waives any right to object to such jurisdiction and venue.

19.    NOTICES:

       All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including
       Invoices) shall be in writing and shall be deemed to be delivered when actually received, whether upon personal delivery or if sent by common carrier. All notices given by mail or other means of delivery shall be sent by first class mail, duly addressed and with proper postage, to the following address, or such other address as each of the Parties hereto may notify the other:

       Frontier Communications of the            ARC Networks, Inc.
       West, Inc.                                Attn: Peter Parrinello,
       ATTN: Peggy L. Palak, Contract Services   President
             Brian V. Fitzpatrick, VP Carrier    160 Broadway, Suite 908
             Services                            New York, NY  11788-3025
       135 E. Ortega Street                      Facsimile # 212-566-2136
       Santa Barbara, CA  93101
       Facsimile # 800-689-2395

20.    COUNTERPARTS:

       This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

21.    COMPLIANCE WITH LAWS:

       During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Further, both Parties shall obtain, file and maintain any tariffs, permits, certifications, authorizations, licenses or similar documentation as may be required by the FCC, a state Public Utility or Service Commission, or any other governmental body or agency having jurisdiction over its business. Upon request, either Parties will provide the other with copies of such required tariffs, permits, certifications, authorizations, licenses and similar documentation.

22.    THIRD PARTIES:

       The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Frontier and Purchaser, and do not create any right, claim or benefit on the part of any person not a Party to this Agreement, including End-Users.

23.    SURVIVAL OF PROVISIONS:

       Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, assurances of payment, limitations on liability and actions and indemnification, survive termination of this Agreement.

24.    UNENFORCEABILITY OF PROVISIONS:

       The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified. This Agreement is voidable by Frontier if modified by Purchaser without Frontier's written or initialed consent.

By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised as to its legal rights, duties and obligations under this Agreement.


FRONTIER COMMUNICATIONS OF THE WEST, INC.       ARC NETWORK, INC.

By: /s/ Brian Fitzpatrick                       By: /s/ Peter Parrinello
   ----------------------                           ---------------------
   Brian Fitzpatrick, Vice President                Peter Parrinello, President
      Frontier Carrier Services

Date: 1/22/97                                   Date: 1/21/97
     --------------------                            ------------------

[LOGO]

                  AMENDMENT #1 TO WHOLESALE SERVICE AGREEMENT

                              ARC Networks, Inc.

                                August 14, 1997

This is Amendment #1 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Purchaser's National Origination Service (NOS) Switched Outbound and Inbound, INTRASTATE and INTRALATA, rates will be modified to reflect new rates for the following states:


            STATE              RPM             STATE                  RPM
       -----------------------------------------------------------------------
       Florida                   $0.1180    New York                   $0.1050
       -----------------------------------------------------------------------
       Illinois                  $0.0710    New York (Intralata 132)   $0.0890
       -----------------------------------------------------------------------
       Illinois (Intralata 358)  $0.0475    Ohio                       $0.0860
       -----------------------------------------------------------------------
       Maryland                  $0.0850    Pennsylvania               $0.0960
       -----------------------------------------------------------------------

3. Purchaser's NOS Dedicated Outbound and Inbound, INTRASTATE, rates will be modified to reflect new rates for the following states:


            STATE              RPM             STATE                  RPM
       -----------------------------------------------------------------------
       Florida                   $0.0685    New York                   $0.0550
       -----------------------------------------------------------------------
       Illinois                  $0.0400    Ohio                       $0.0520
       -----------------------------------------------------------------------
       Maryland                  $0.0550    Pennsylvania               $0.0550
       -----------------------------------------------------------------------

4. Purchaser's Carrier Domestic Termination rate structure, identified in the Agreement as Exhibit 1(a), will be modified to reflect new rates as presented in the following amended Exhibit 1(a), attached hereto and made a part hereof. Purchaser's Carrier Domestic Discount, as identified in Exhibit 1(d) of the Agreement, shall no longer be applicable and shall be deleted from the Agreement in it's entirety. Purchaser's Carrier International Discount, identified in Exhibit 1(d) of the Agreement, shall remain intact.

5.     All of the above rates will be effective as of August 7, 1997.

6. Purchaser hereby requests subscription to Frontier's 800 Carrier Transport Service identified as Exhibit J, attached hereto and made a part hereof.

7.     Item #3(i) of the Agreement shall be modified to read as follows:

       Frontier may revise the rates and monthly recurring and other charges in this Amendment and/or Agreement (and any exhibit, attachment, or schedule) at any time upon written notice to Customer. Unless otherwise stated in the notice, domestic rates are effective within thirty days and international/offshore rates are effective within seven days of the date of Frontier's written notice. If the effective rate for a Service is increased pursuant to this paragraph, then Purchaser may cancel the Service subject to the rate increase upon written notice to Frontier given within 30 days after Customer's receipt of the rate increase notice. Cancellation of a Service under this paragraph includes a pro-rata reduction in the Minimum Charge to adjust for the Service being canceled. If a rate increase affects a portion of a Service that is not severable from the entire
       Service Purchaser shall not be able to cancel the affected portion, e.g. domestic outbound switched service is not cancelable as a result of a rate increase in directory assistance calls (DA cannot be separately blocked); further, if the rate increase affects traffic to a particular LATA or country, Purchaser may only cancel Service to the particular LATA/country to the extent severable by Frontier.

8. The balance of the Agreement and any amendments or addenda thereto not modified by this Amendment shall remain in full force and effect.

9.     This Amendment is effective as of the date signed by Frontier below.


FRONTIER COMMUNICATIONS OF THE WEST, INC.       ARC NETWORKS, INC.

By: /s/ Brian V. Fitzpatrick                    By:/s/ Peter Parrinello
   ----------------------                          ---------------------
   Brian V. Fitzpatrick, Vice President            Peter Parrinello, President
      Frontier Carrier Services

Dated: 8/29/97                                  Dated:
      --------------------                            ------------------

[LOGO]

                  AMENDMENT #2 TO WHOLESALE SERVICE AGREEMENT

                              ARC Networks, Inc.

                               October 21, 1997

This is Amendment #2 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Purchaser requests subscription to Frontier's Interlink Calling Card Service, attached hereto and made a part hereof, and identified as Exhibits K, K(c), K(b), and K(c).

3. The balance of the Agreement and any executed Amendment's or addenda thereto not modified by this Amendment #2 shall remain in full force and effect.

4.     This Amendment #2 is effective as of the date signed by Frontier below.

FRONTIER COMMUNICATIONS OF THE WEST, INC.        ARC NETWORKS, INC.

By:                                              By:/s/ Peter Parrinello
   ----------------------                           ---------------------
   Brian V. Fitzpatrick, Vice President             Peter Parrinello, President
   Frontier Carrier Services

Dated:                                           Dated:  10/27/97
     --------------------                              ------------------

[LOGO]

                  AMENDMENT #3 TO WHOLESALE SERVICE AGREEMENT

                              ARC Networks, Inc.

                               November 25, 1997

This is Amendment #3 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Purchaser's Carrier Termination International Service rate structure, identified in the Agreement as Exhibit 1(c), will be modified to reflect new rates as presented in the following Amended Exhibit 1(c), attached hereto and made a part hereof. These rates will be effective with Purchaser's November 28, 1997-December 27, 1997 Billing Cycle.

3. The balance of the Agreement and any executed Amendment's or addenda thereto not modified by this Amendment #3 shall remain in full force and effect.


FRONTIER COMMUNICATIONS OF THE WEST, INC.       ARC NETWORKS, INC.

By: /s/ Brian Fitzpatrick                       By:/s/ Peter Parrinello
   ----------------------                          ---------------------
   Brian Fitzpatrick, Vice President               Peter Parrinello, President
      Frontier Carrier Services

Dated: 12/12/97                                   Dated:  12/3/97
     --------------------                            ------------------

[LOGO]

                  AMENDMENT #4 TO WHOLESALE SERVICE AGREEMENT

                              ARC Networks, Inc.

                               February 26, 1998

This is Amendment #4 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Purchaser's Initial Term, as identified in the Agreement, shall be extended by six months (through Purchaser's July 28, 2000-August 27, 2000 Billing Cycle).

3. Purchaser's Minimum Charge, as identified in the Agreement, shall be modified as follows:

               "In addition to any monthly minimum charges for a particular Service required under this Agreement, commencing with Purchaser's appropriate Billing Cycle, Purchaser is liable for an overall monthly minimum usage charge for all Services (the "Minimum Charge") in accordance with the schedule listed below:


                               Billing Cycle                Minimum Charge Schedule
                               -------------                -----------------------
                    January 28, 1998-February 27, 1998             $150,000
                    February 28, 1998-March 27, 1998               $150,000
                    March 28, 1998-April 27, 1998                  $150,000
                    April 28, 1998-May 27, 1998                    $268,000
                    May 28, 1998-June 27, 1998                     $429,000
                    June 28, 1998-July 27, 1998                    $500,000


               If Purchaser's net charges (after any discounts or credits) for the Services are less than the Minimum Charge in any month, Purchaser shall pay the shortfall (the "Monthly Surcharge")." The remainder of the paragraph remains unchanged.

4. Purchaser's Carrier Domestic Termination rates, as identified in Amended Exhibit 1(a) of Amendment #1, shall be modified to reflect new rates. These rates are attached hereto and made a part hereof and are identified as Amended Exhibit 1(a).

5. Purchaser's Carrier 800 Transport rates, as identified in Exhibit J of Amendment #1, shall be modified to reflect new rates. These rates are attached hereto and made a part hereof and are identified as Amended Exhibit J.

6. All of the above rates will be effective within thirty days from the date of signature of this Amendment #4 by Frontier.

7. Purchaser has elected to assume responsibility for the reporting and payment of "per call payphone dial-around compensation" charges with respect to its customers' completed calls that originate from payphones and are terminated by Frontier to Purchaser's switch or other facilities under the Agreement (the "Purchaser Calls"). Purchaser and Frontier agree as follows.

       A. Pursuant to Section 276 of the Telecommunications Act of 1996 (the "Act"), the Federal Communications Commission ("FCC") has prescribed regulations that establish a compensation plan to ensure that all payphone service providers are compensated for completed calls made from their payphones ("Payphone Compensation"). The Parties agree that with respect to the Purchaser Calls, Purchaser shall be deemed the service provider and the party responsible for reporting and paying the FCC mandated Payphone Compensation charges for the Purchaser Calls. Purchaser agrees to comply with all laws, rules and regulations promulgated by the FCC or its designees with respect to Payphone Compensation for the Purchaser Calls. Further, Purchaser agrees to indemnify Frontier in accordance with Purchaser's indemnification obligations under the Agreement, and otherwise comply with the terms of the Agreement, with respect to third party and regulatory claims against Frontier related to Purchaser's acts or omissions regarding the Purchaser Calls and the Payphone Compensation reporting and payment obligations assumed by Purchaser hereunder. This provision shall survive termination or expiration of the Agreement.

       B. While the Agreement is in effect, Purchaser agrees to contract with the National Payphone Clearing House or a similar organization that has the qualifications and systems necessary to collect and validate information necessary to determine each payphone owners' eligibility for payment of Payphone Compensation (the "Agency") for the Purchaser Calls, for the purpose of reporting and paying Payphone Compensation in compliance with the Act. Upon request, Purchaser shall provide Frontier with a copy of Purchaser's contract with the Agency.

       C. On a quarterly basis, Purchaser shall provide Frontier with a copy of the Payphone Compensation reports it provides to the Agency with respect to the Purchaser Calls, plus supporting documentation, which reports shall be certified by an officer of purchaser as being accurate and in compliance with the Act. Upon request, Purchaser agrees to continue providing copies of such reports after termination or expiration of the Agreement as long as Purchaser's above indemnification obligations remain in effect.

       D. Frontier may upon reasonable advance notice, and at its expense, conduct an audit of Purchaser's books and records pertinent to the calculation, reporting and payment of Payphone Compensation for the Purchaser Calls. Frontier may perform the initial audit at the end of the third full month following the effective date of this Amendment.

       E. Purchaser agrees that it shall be charged and shall pay Frontier's then current Payphone Compensation surcharge for any completed payphone calls that both originate and terminate on Frontier's network under the Agreement, such as completed calling card calls or completed 1 + calls (the "Frontier Calls"). Frontier shall be responsible for reporting and paying the Payphone Compensation charges for the Frontier Calls.

8. The balance of the Agreement and any executed Amendment's or addenda thereto not modified by this Amendment #4 shall remain in full force and effect.

9.     This Amendment #4 is effective as of the date signed by Frontier below.


FRONTIER COMMUNICATIONS OF THE WEST, INC.      ARC NETWORKS, INC.

By:                                            By: /s/ Peter Parrinello
   ------------------------------------            ----------------------------
   Brian V. Fitzpatrick, Vice President            Peter Parrinello, President
   Frontier Carrier Services

Dated:                                          Dated: 2/27/98
       --------------------                            ------------------


2/26/98                                2

[LOGO]

                  AMENDMENT #5 TO WHOLESALE SERVICE AGREEMENT

                              ARC NETWORKS, INC.

                                 April 8, 1998

This is Amendment #5 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Purchaser's Carrier Termination International Service rates, as identified in Amended Exhibit 1(c) of Amendment #3, shall be modified to reflect the rates set out in the new Amended Exhibit 1(c), which is attached hereto and made a part hereof. These rates are effective within thirty (30) days following the execution date of this Amendment #5 by Frontier.

3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #5 shall remain in full force and effect.

4. Excluding any rate changes, this Amendment #5 is effective as of the date signed by Frontier below.



FRONTIER COMMUNICATIONS OF THE WEST, INC.       ARC NETWORKS, INC.

By: /s/ Brian V. Fitzpatrick                   By: /s/ Peter Parrinello
   -----------------------------------             ----------------------------
   Brian V. Fitzpatrick, Vice President            Peter Parrinello, President
   Frontier Carrier Services Group

Date:                                          Date:       4/15/98
     ---------------------------------               --------------------------

[LOGO]                                                                 ORIGINAL

                  AMENDMENT #6 TO WHOLESALE SERVICE AGREEMENT

                              ARC NETWORKS, INC.

                                 June 8, 1998

This is Amendment #6 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. In addition to Purchaser's Carrier Domestic Termination and Carrier 800 Transport rates FOB NY, as identified in Amendment #4, Purchaser shall receive Carrier Domestic Termination and Carrier Toll Free Transport rates FOB LA, attached hereto and made a part hereof, and identified as Exhibits I(d) and J(a).

3. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #6 shall remain in full force and effect.

4.     This Amendment #6 is effective as of the date signed by Frontier below.



FRONTIER COMMUNICATIONS OF THE WEST, INC.       ARC NETWORK, INC.

By: /s/ Brian V. Fitzpatrick 6/17               By: /s/ Michael P. Sable
   -----------------------------------             ----------------------------
   Brian V. Fitzpatrick, Vice President            Michael P. Sable, SVP. CFO
   Frontier Carrier Services

Date:                  6/17/98                  Date:       6/12/98
     ---------------------------------               --------------------------

                                     VOID
                                    AS PER
                                   CARRIE V.
                                    8-26-98
                                  SEE CONTRACT
                                   DATED 6-19

[LOGO]                                                                 ORIGINAL

                  AMENDMENT #7 TO WHOLESALE SERVICE AGREEMENT

                              ARC NETWORKS, INC.

                                 June 18, 1998

This is Amendment #7 to the above referenced Agreement between Frontier Communications of the West, Inc. ("Frontier") and ARC Networks, Inc. ("Purchaser"), dated January 22, 1997, as amended (the "Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement.

2. Purchaser's Initial Term, as identified in Item #2 of Amendment #4, shall be extended one year (through Purchaser's July 28, 2001-August 27, 2001 Billing Cycle).

3. Purchaser's Minimum Charge, as identified in Item #3 of Amendment #4, shall be modified as follows:

       "In addition to any monthly minimum charges for a particular Service required under this Agreement, commencing with Purchaser's appropriate Billing Cycle, Purchaser is liable for an overall monthly minimum usage charge for all Services (the "Minimum Charge") in accordance with the schedule listed below:


                               Billing Cycle                   Minimum Charge
                               -------------                   --------------
                    May 28, 1998-June 27, 1998                     $125,000
                    June 28, 1998-July 27, 1998                    $125,000
                    July 28, 1998-August 27, 1998                  $150,000
                    August 28, 1998-September 27, 1998             $200,000
                    September 28, 1998-October 27, 1998            $225,000
                    October 28, 1998-November 27, 1998             $250,000
                    November 28, 1998-December 27, 1998            $275,000
                    December 28, 1998-January 27, 1999             $300,000
                    January 28, 1999-February 27, 1999             $325,000
                    February 28, 1999-March 27, 1999               $350,000
                    March 28, 1999-April 27, 1999                  $375,000
                    April 28, 1999-May 27, 1999                    $400,000
                    May 28, 1999-June 27, 1999                     $425,000
                    June 28, 1999-July 27, 1999                    $450,000
                    July 28, 1999-August 27, 1999                  $475,000
                    August 28, 1999-September 27, 1999
                    -each month thereafter                         $500,000


               If Purchaser's net charges (after any discounts or credits) for the Services are less than the Minimum Charge in any month, Purchaser shall pay the shortfall (the "Monthly Surcharge")." The remainder of the paragraph remains unchanged.

4. Purchaser's National Origination Service (NOS) Switched and Dedicated, Outbound, Inbound, and International rates, as identified in any Amendment/Addendum prior to this Amendment #7, shall be modified to reflect new Frontier Access Direct rates as provided in Amended Exhibits D, E, F, G, and G(a).


6/19/98

5. Purchaser's Carrier Domestic Termination, Carrier International Termination, and Carrier 800 Transport Service's rates, as identified in any Amendment/Addendum prior to this Amendment #7, shall be modified to reflect new Frontier Access Direct rates as provided Amended Exhibits I, I(a), I(c), and J.

6. All of the above revised rates are attached hereto and made a part hereof, and will be effective on a go forward basis with Purchaser's first full Billing Cycle following the execution of this Amendment #7 by Frontier.

7. Purchaser requests subscription to Frontier's Unbundled Sub-CIC Service and Private Line Service, both of which are attached hereto and made a part hereof and identified as Exhibits K and L.

8. Provided Purchaser is not currently in default under the Agreement, Frontier shall credit Purchaser's account for all shortfall charges accrued prior to the effective date of this Amendment #7.

9. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #7 shall remain in full force and effect.

10. Excluding any rate changes, this Amendment #7 is effective as of the date signed by Frontier below.

FRONTIER COMMUNICATIONS OF THE WEST, INC.       ARC NETWORKS, INC.

By: /s/ Brian V. Fitzpatrick  6/26/98           By: /s/ Peter Parrinello
   ---------------------------------                ---------------------------
   Brian V. Fitzpatrick, Vice President             Peter Parrinello, President
   Frontier Carrier Services

Date: 6/26/98                                   Date:  6/22/98
     --------------------                            -------------------